                                                                    EXHIBIT 99.1

                              NOBLE CORPORATION
                               AND SUBSIDIARIES
                             FLEET STATUS UPDATE
                               DECEMBER 9, 2002

                                                                YEAR
                                                                BUILT/        WATER
RIG                         RIG DESIGN                         REBUILT        DEPTH          LOCATION                OPERATOR
---                         ----------                         -------        -----          --------                --------
U.S. GULF OF MEXICO (17)
------------------------

JACKUPS (6)
-----------

Noble Eddie Paul            MLT Class 84-E.R.C.(T)            1976/1995      390'-IC     High Island 538          Energy Partners


Noble Leonard Jones         MLT Class 53-E.R.C.(T)            1972/1998      390'-IC     Eugene Island 273            Nexen


Noble Bill Jennings         MLT Class 84-E.R.C.(T)            1975/1997      390'-IC     Main Pass 199                  BP


Noble Tom Jobe              MLT Class 82-SD-C(T)(Z)              1982        250'-IC     West Cameron 312           Forest Oil


Noble Earl Frederickson     MLT Class 82-SD-C(T)(Z)           1979/1999      250'-IC     High Island 207                EOG


Noble Carl Norberg          MLT Class 82-C(T)                 1976/1996      250'-IC     East Cameron 82              El Paso


SEMISUBMERSIBLES (8)
--------------------

Noble Paul Romano           Noble EVA 4000TM(T)               1981/1998      6,000'      Mississippi Canyon 809        Shell

Noble Jim Thompson          Noble EVA 4000TM(T)               1984/1999      6,000'      Garden Banks 472              Shell

Noble Amos Runner           Noble EVA 4000TM(T)               1982/1999      6,600'      Garden Banks 877           Kerr-McGee




Noble Max Smith             Noble EVA 4000TM(T)               1980/1999      6,000'      South Timbalier 308         Anadarko









Noble Homer Ferrington      F&G 9500 Enhanced Pacesetter(T)   1985/2000      6,000'      East Breaks 712              Pioneer






Noble Clyde Boudreaux       F&G 9500 Enhanced Pacesetter      1987/1999      10,000'     MS - F&G shipyard           Shipyard



Noble Lorris Bouzigard      IPF Pentagone(T)                  1975/2002     4,000' *     MS - F&G shipyard           Shipyard



Noble Therald Martin        IPF Pentagone(T)                  1977/2003     4,000' *     MS - F&G shipyard           Shipyard


SUBMERSIBLES (3)
----------------

Noble Fri Rodli             Transworld                        1979/1998       70'-C      West Cameron 29              Stacked

Noble Joe Alford            Pace 85                           1982/1997       85'-C      West Cameron 45               Stone

Noble Lester Pettus         Pace 85                           1982/1997       85'-C      Eugene Island 27         Energy Partners

INTERNATIONAL (36)
------------------
MEXICO JACKUPS (5)
------------------

Noble Lewis Dugger          Levingston Class 111-C(T)         1977/1997      300'-IC     Bay of Campeche               Pemex

Noble Gene Rosser           Levingston Class 111-C(T)         1977/1996      300'-IC     Bay of Campeche               Pemex

Noble Sam Noble             Levingston Class 111-C(T)            1982        300'-IC     Bay of Campeche               Pemex

Noble Johnnie Hoffman       BakMar BMC 300 IC (T)(Z)          1976/1993      300'-IC     Bay of Campeche               Pemex

Noble John Sandifer         Levingston Class 111-C(T)         1975/1995      300'-IC     Bay of Campeche               Pemex


                             ANTICIPATED
                              CONTRACT     DAYRATE
RIG                          EXPIRATION    ($000)     COMMENTS
---                          ----------    -------    --------
U.S. GULF OF MEXICO (17)
------------------------

JACKUPS (6)
-----------

Noble Eddie Paul               1/2003      29-31      Rig stacked from 11/14/2002 through 11/23/2002. Two-wells, plus option well at mutually  agreed terms and conditions.

Noble Leonard Jones            1/2003                 Rate of $36-38 effective 10/28/2002 to 12/08/2002. Next to Nexen for one well @ $29-31 on +/- 12/11/2002.

Noble Bill Jennings           12/2002      34-36      Rate effective 10/15/2002. Option well at mutually agreed terms and conditions.

Noble Tom Jobe                 1/2003      22-24      Rate effective 10/21/02 through +/-12/15/2002. Next well with
                                                      Forest Oil @ $24-25 for +/- 25 days.

Noble Earl Frederickson       12/2002      22-24      Rate effective 10/17/2002. Option well at mutually agreed
                                                      terms and conditions.

Noble Carl Norberg            12/2002      22-24      Rate  effective 10/24/2002. Option well at mutually agreed terms and conditions.

SEMISUBMERSIBLES (8)
--------------------

Noble Paul Romano             12/2002      94-96      One-year option from 12/2002 at mutually agreed terms and conditions.

Noble Jim Thompson             7/2004     154-156

Noble Amos Runner              8/2004      84-86      Rate effective 12/01/2002 for +/- 45 days. This well does not reduce
                                                      Kerr-McGee's contractual obligation under its existing long-term contract for the unit. After this well, rig goes back to contract rate of $146-148.

Noble Max Smith                1/2005      79-81      Rate effective through +/- 12/12/2002. Next well @ $89-91
                                                      for +/- 45 days. Anadarko will receive a 1/2 day credit against its obligation for each of the days on these two wells. The rig is contracted to Amerada Hess and Anadarko for 456.25 days each over a five-year period from 1/2000. Both parties have the right but not the obligation to use the rig in 2002. Amerada Hess has +/- 216 days remaining and Anadarko has +/- 198 days remaining
                                                      (prior to these wells) of their original commitment. In 2003 both parties are obligated to utilize the rig for 95 days each @ $154-156.

Noble Homer Ferrington         3/2005      99-101     Rate effective 9/1/2002 for +/- 140 days @ $99-101. The contract with Pioneer will reduce Mariner Energy's outstanding contract commitment day for day.  Rig is contracted to Mariner Energy and Samedan for 660 days each over a five-year period from 3/2000.
                                                      Mariner has +/- 210 days remaining (prior to the Pioneer program)
                                                      and Samedan has +/- 380 days remaining of their original commitment.

Noble Clyde Boudreaux                                 Engineering complete. Structural steel work being carried out on hull.
                                                      Procuring certain long lead time capital equipment.


Noble Lorris Bouzigard                                Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Anticipate rig to be available for service in late January or February 2003.

Noble Therald Martin                                  Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Anticipate rig to be available for service in April 2003.

SUBMERSIBLES (3)
----------------

Noble Fri Rodli                                       Stacked cold.

Noble Joe Alford              12/2002      17-19      Rate effective 10/15/2002.

Noble Lester Pettus           12/2002      17-19      Rate effective 11/11/2002.

INTERNATIONAL (36)
------------------
MEXICO JACKUPS (5)
------------------

Noble Lewis Dugger             7/2004      56-58

Noble Gene Rosser              4/2005      48-50

Noble Sam Noble               10/2005      49-51      Commenced 1,082-day contract on 10/26/2002.

Noble Johnnie Hoffman          7/2005      49-51      Commenced 981-day contract on 11/02/2002.

Noble John Sandifer            7/2005      49-51      Commenced 960-day contract on 11/23/2002.

                              NOBLE CORPORATION
                               AND SUBSIDIARIES
                             FLEET STATUS UPDATE
                               DECEMBER 9, 2002


                                                                YEAR
                                                                BUILT/        WATER
RIG                         RIG DESIGN                         REBUILT        DEPTH          LOCATION                OPERATOR
---                         ----------                         -------        -----          --------                --------
BRAZIL JACKUP (1)
-----------------

Noble Dick Favor            BakMar BMC 150 IC(T)              1982/1993      150'-IC     Brazil                      Petrobras

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff            Noble EVA 4000TM(T)               1981/1998     8,900'-DP    Brazil                      Petrobras

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius          Gusto Engineering Pelican(T)      1981/1996     5,000'-DP    Brazil                      Petrobras






Noble Roger Eason           Neddrill(T)                       1977/1997     6,000'-DP    Brazil                      Petrobras



Noble Muravlenko            Gusto Engineering Ice Class(T)    1982/1997     4,000'-DP    Brazil                      Petrobras

NORTH SEA JACKUPS (8)
---------------------

Noble Al White              CFEM T-2005 C(T)                  1982/1997      360'-IC     Netherlands               TotalFinaElf

Noble Byron Welliver        CFEM T-2005 C(T)                     1982        300'-IC     Denmark                      Maersk

Noble Kolskaya              Gusto Engineering (T)             1985/1997      330'-IC     Netherlands                Wintershall


Noble George Sauvageau      NAM(T)                               1981        300'-IC     Netherlands                    NAM

Noble Ronald Hoope          MSC/CJ46(T)                          1982        250'-IC     Netherlands               TotalFinaElf

Noble Piet van Ede          MSC/CJ46(T)                          1982        250'-IC     Netherlands               Gaz de Franz

Noble Lynda Bossler         MSC/CJ46(T)(Z)                       1982        250'-IC     United Kingdom           ConocoPhillips



Noble Julie Robertson       Baker Marine Europe Class(T)      1981/2000     390'-IC**    United Kingdom                 BG

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld     Offshore SCP III Mark 2(T)        1979/2000      1,500'      United Kingdom               Stacked


WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead       F&G L-780 MOD II-IC(T)            1982/1990      300'-IC     Nigeria                       Addax

Noble Percy Johns           F&G L-780 MOD II-IC(T)            1981/1995      300'-IC     Nigeria                    ExxonMobil

Noble Roy Butler            F&G L-780 MOD II-IC(T)            1982/1996      300'-IC     Nigeria                   ChevronTexaco

Noble Ed Noble              MLT Class 82-SD-C(T)              1984/1990      250'-IC     Nigeria                    ExxonMobil



Noble Lloyd Noble           MLT Class 82-SD-C(T)              1983/1990      250'-IC     Nigeria                   ChevronTexaco



Noble Don Walker            BakMar BMC 150 IC(T)              1982/1992      150'-IC     Nigeria                       Shell

                             ANTICIPATED
                              CONTRACT     DAYRATE
RIG                          EXPIRATION    ($000)     COMMENTS
---                          ----------    -------    --------
BRAZIL JACKUP (1)
-----------------

Noble Dick Favor               3/2003      35-36

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff               5/2005     138-140

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius             3/2005                 Rig in shipyard for installation of new crane after damage to existing crane boom. Anticipate to be on dayrate +/- 1/15/2003.
                                                      Loss of hire insurance applicable (after satisfaction of 21 day deductible) until rig returns on contract. Loss of hire insurance is 70% of the operating rate of $110,000/day. Rig is equipped with aluminum alloy riser.

Noble Roger Eason             12/2003      74-76      Rig off contract for BOP repair from 11/23/2002 until 11/30/2002.
                                                      Rig operating without a BOP @ 80% of dayrate until the BOP is repaired and returned to service.

Noble Muravlenko               3/2003      58-60

NORTH SEA JACKUPS (8)
---------------------

Noble Al White                 3/2003      81-82      On new rate of $63-64 on +/- 12/16/2002, plus one well option.

Noble Byron Welliver           8/2003      63-65

Noble Kolskaya                 3/2003      62-64      Rate effective from 7/05/2002 through +/- 12/15/2002, then one well +/- 90 days @ $67-69.

Noble George Sauvageau         4/2003      68-70      Rate effective from 10/10/2002 through +/- 4/10/2003 @ $68-70.

Noble Ronald Hoope             2/2003      57-59      Rate effective 8/27/2002.

Noble Piet van Ede             3/2003      80-81      Contract extended effective 1/01/2003 for 90 days @ $67-69.

Noble Lynda Bossler            2/2003      56-58      Rate effective 11/04/2002. Two wells +/- 90 days @ $56-58.
                                                      Next to BP-Netherlands, two wells for +/- 180 days @ $67-69, plus two option wells for +/-130 days @ $71-72.

Noble Julie Robertson          3/2003      87-88

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld                               On rate of $37-39 from 10/12/2002 through 12/10/2002. Rig bid to Kerr-McGee on a four-well program for a mid-January start.

WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead          4/2003      57-59

Noble Percy Johns              4/2003      57-59      Rig down 19 days in November for leg repair.

Noble Roy Butler               4/2003      51-53

Noble Ed Noble                 1/2003      51-53      ExxonMobil exercised its early termination right; contract terminates on 1/10/2003 or completion of well then in progress, whichever is earlier.

Noble Lloyd Noble              2/2003      57-59      ChevronTexaco exercised its early termination right; contract terminates on 2/04/2003 or completion of well then in progress, whichever is earlier.

Noble Don Walker              12/2002      59-60      Negotiating with Shell for contract extension.

                              NOBLE CORPORATION
                               AND SUBSIDIARIES
                             FLEET STATUS UPDATE
                               DECEMBER 9, 2002


                                                                YEAR
                                                                BUILT/        WATER
RIG                         RIG DESIGN                         REBUILT        DEPTH          LOCATION                OPERATOR
---                         ----------                         -------        -----          --------                --------
ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney       F&G L-780 MOD II-IC(T)            1983/1998      300'-IC     UAE                            NDC


Noble George McLeod         F&G L-780 MOD II-IC(T)            1981/1995      300'-IC     UAE                            NDC

Noble Gus Androes           Levingston Class 111-C(T)         1982/1996      300'-IC     Qatar                        Maersk

Noble Chuck Syring          MLT Class 82-C(T)                 1976/1996      250'-IC     Qatar                        Maersk

Noble Crosco Panon          Levingston Class 111-C(T)         1976/2001      300'-IC     Qatar                  Elf Petroleum Qatar


Noble Charles Copeland      MLT Class 82-SD-C(T)              1979/2001      250'-IC     Qatar                     ChevronTexaco


Noble Jimmy Puckett         F&G L-780 MOD II-IC(T)            1982/2002      300'-IC     Qatar                        Bunduq

INDIA JACKUP (1)
----------------

Noble Ed Holt               Levingston Class 111-C(T)         1981/1994      300'-IC     India                         ONGC



FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard            F&G 9500 Enhanced Pacesetter         1986        10,000'     Dalian, China               Shipyard

Bingo 9000 - 3              Trosvik Bingo 9000                   1999        10,000'***  Dalian, China               Shipyard



Bingo 9000 - 4              Trosvik Bingo 9000                   1999        10,000'***  Dalian, China               Shipyard

-----------------------------------------------------------------------------------------------------------------------------------
                             ANTICIPATED
                              CONTRACT     DAYRATE
RIG                          EXPIRATION    ($000)     COMMENTS
---                          ----------    -------    --------
ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney          5/2003      53-54      Rig in shipyard from 10/01/2002 through 11/02/2002 for hull repair and spud can inspection.

Noble George McLeod            6/2003      53-54

Noble Gus Androes              6/2003      53-55      Contract extended for six months from 1/01/2003 @ $50-51.

Noble Chuck Syring             6/2003      50-52

Noble Crosco Panon             1/2003      39-41      Rig will be in shipyard for +/- 35 to 45 days in 1Q 2003,
                                                      then commence an 11-well program for TFE @ $44-45.

Noble Charles Copeland         7/2003      52-54      Contract commenced 9/8/2002. One well for ChevronTexaco and 2 wells for Petronas.

Noble Jimmy Puckett            4/2003      50-52      Contract commenced on 10/15/2002 for six months.

INDIA JACKUP (1)
----------------

Noble Ed Holt                 12/2002      33-35      Rig will go to shipyard on +/- 12/20/2002 for 90-120 days for hull and spud can repairs. Bid to ONGC for a two-year contract to commence +/- 3/15/2003-4/15/2003.

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                                      Completing engineering.

Bingo 9000 - 3                                        Baredeck hull. Rig 3 and Rig 4 purchased 3/27/2002 for $45.0 million.
                                                      In third quarter 2002, obtained cancellation of sellers' options to repurchase.

Bingo 9000 - 4                                        See Bingo 9000-3

-----------------------------------------------------------------------------------------------------------------------------

(T)   Denotes Top Drive.

(Z)   Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 1Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.
(**) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(***) Baredeck hull constructed as capable to operate in 10,000' of water.

                                     Page 3